UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 2009

                          INFINITY CAPITAL GROUP, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    MARYLAND
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                 (State or other jurisdiction of incorporation)



       814-00708                                               16-1675285
---------------------------                               -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)

              80 BROAD STREET, 5TH FLOOR, NEW YORK, NEW YORK 10004
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 962-4400



           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

INVESTMENT TERM SHEET
---------------------

On June 8, 2009, Infinity Capital Group, Inc. ("Infinity") signed an Investment Term Sheet with Infotech Global, Inc. ("IGI") with an effective date of June 8, 2009 through August 3, 2009. The Investment Term Sheet has lapsed and Infinity has been unable to raise the required capital. The Investment Term Sheet is cancelled as of August 21, 2009.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          INFINITY CAPITAL GROUP, INC.
                        --------------------------------
                                  (Registrant)

                             Dated: August 31, 2009





                             /s/ Gregory H. Laborde
                         ------------------------------
                          Gregory H. Laborde, President





















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